UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2025

Accendra Health, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-09810	54-1701843
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

10900 Nuckols Road, Suite 400 Glen Allen, Virginia		23060
(Address of principal executive
offices)		(Zip Code)

Post Office Box 27626,
Richmond, Virginia		23261-7626
(Mailing address of principal
executive offices)		(Zip Code)

Registrant’s telephone number, including area code (804) 277-4304

Owens & Minor, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	ACH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ◻

Introductory Note

On December 31, 2025, Accendra Health, Inc. (f/k/a Owens & Minor, Inc.), a Virginia corporation (the “Company”), filed a Current Report on Form 8-K (the “Closing Form 8-K”) regarding, among other things, the completion of the sale of its P&HS business (as defined in the Closing Form 8-K) pursuant to the Equity Purchase Agreement (the “Purchase Agreement” and the transactions contemplated thereby, the “Transactions”), by and among the Company, Dominion Healthcare Acquisition Corporation, a Delaware corporation, and Dominion Healthcare Holdings, L.P., a Delaware limited partnership.

This Current Report on Form 8-K/A is being filed solely for the purpose of amending Item 9.01 of the Closing Form 8-K and should be read in conjunction with the Closing Form 8-K. Except as set forth herein, no modifications have been made to the information contained in the Closing Form 8-K, and the Company has not updated any information therein to reflect events that have occurred since the date of the Closing Form 8-K.

Item 9.01Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed financial information of the Company giving effect to the Transactions is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

(d)Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Exhibit Title or Description

99.1Unaudited Pro Forma Consolidated Financial Information.

104Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCENDRA HEALTH, INC.

Date: January 5, 2026	By:	/s/ Heath H. Galloway
	Name:	Heath H. Galloway
	Title:	Executive Vice President, General Counsel and Corporate Secretary